Exhibit 99.2

SECOND QUARTER 2005 EARNINGS REVIEW JULY 19, 2005

SECOND QUARTER 2005 EARNINGS REVIEW JULY 19, 2005

TOTAL COMPANY SECOND QUARTER 2005 SUMMARY Earnings per share of $0.47 from continuing operations, excluding special items; net income was $0.47 per share* North American Automotive loss disappointing All other Automotive Operations profitable; P.A.G. progress continues Ford Credit pre-tax profit of $1.2 billion Liquidity remains strong * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes and minority interest; see Appendix (page 1) for method of calculation, and Slide 3 and Appendix (page 3) for reconciliation to GAAP SLIDE 1

Earnings Per Share Net Income $ 0.47 $(0.10) $ 1.06 $ (0.45) Continuing Ops. -- Excl. Special Items 0.47 (0.14) 1.08 (0.48) After-Tax Profits (Mils.) Net Income $ 946 $ (219) $2,158 $ (959) Continuing Ops. -- Excl. Special Items 936 (307) 2,196 (1,014) Memo: Tax Rate 3.3% (16.9) Pts. 14.4% (11.6) Pts. Pre-Tax Profits (Mils.) Incl. Special Items $ 726 $ (759) $2,275 $(2,073) Excl. Special Items 1,052 (573) 2,708 (1,792) Revenue (Bils.) Total Sales and Revenue $ 44.5 $ 1.6 $ 89.7 $ 2.1 Automotive Sales 38.7 2.0 78.0 2.5 Vehicle Unit Sales (000) 1,718 (33) 3,434 (105) Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $ 21.8 $ (5.0) $21.8 $ (5.0) Net of Total Debt 3.7 (4.3) 3.7 (4.3) Operating-Related Cash Flow*** (0.2) (0.3) 0.6 (1.8) TOTAL COMPANY SECOND QUARTER AND FIRST SIX MONTHS RESULTS 2005 O / (U) 2004 Second Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix (page 13) for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Slide 15 for calculation and Appendix (pages 13 and 14) for reconciliation to GAAP 2005 O / (U) 2004 First Six Months SLIDE 2

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME Income from Continuing Operations Excluding Special Items $ 0.47 $ 936 $1,052 $ 1.08 $2,196 $2,708 Special Items Visteon-Related Charges** $(0.15) $ (313) $(318) $(0.15) $ (319) $ (327) Personnel Reduction Program North America (0.02) (41) (63) (0.02) (41) (63) P.A.G. (0.01) (21) (33) (0.01) (21) (33) Fuel Cell Technology Charges *** (11) (11) (0.02) (50) (50) Non-Core Businesses Held for Sale *** 9 14 (0.01) (29) (45) Tax Adjustments**** 0.18 384 85 0.18 384 85 Total Special Items $ 0 $ 7 $(326) $(0.03) $ (76) $ (433) Income from Continuing Operations $ 0.47 $ 943 $ 726 $ 1.05 $2,120 $2,275 Discontinued Operations *** 3 0.01 38 Net Income $ 0.47 $ 946 $ 1.06 $2,158 * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 1) for calculation ** See Slide 4 for further detail *** Less than $0.01 **** Primarily reflects prior year federal and state tax settlements Memo: Pre-Tax Profit (Mils.) Second Quarter Earnings Per Share* After-Tax Profit (Mils.) Memo: Pre-Tax Profit (Mils.) First Six Months Earnings Per Share* After-Tax Profit (Mils.) SLIDE 3

2005 FINANCIAL EFFECT OF VISTEON AGREEMENTS -- SPECIAL ITEMS Estimated Assets Received* $ 700 - $900 Valuation Allowance / Forgiveness of Employee-Related Receivables** (450) Cash Payment for Inventories (300) Cash for Visteon Restructuring Escrow Account (400) Deferred Cash for Visteon Restructuring - related to Ford-managed entity (150) 2005 Transaction-Related Special Items $(400) - $(600) Hourly Buyouts (100) Total Special Items $(500) - $(700) Memo: Second Quarter 2005 Special Items*** $ (318) * Including inventories and net of transaction costs ** Excludes $(600) million allowance recognized in 2004 *** Primarily valuation allowance against employee-related receivables 2005 Projected Full Year Effect (Mils.) SLIDE 4

TOTAL COMPANY 2005 SECOND QUARTER PRE-TAX PROFIT BY SECTOR* * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP Financial Services Automotive Memo: B / (W) 2004 $(573) $(342) $(231) (Mils.) Total Total Auto Fin Svcs 2Q 1052 -245 1297 $1,052 $1,297 $(245) SLIDE 5

* Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP AUTOMOTIVE SECTOR 2005 SECOND QUARTER AUTOMOTIVE PRE-TAX PROFIT COMPARED WITH 2004* (Billions) 2004 2005 Volume Pricing Cost Exchange Other 0.1 -0.2 -0.2 0.3 -1.1 -0.1 0.8 $0.3 $(0.2) Net Pricing Cost Perform. $(1.1) Volume / Mix 2005 $(0.2) Other 2004 $0.1 $(0.1) Exchange $0.8 Share $(0.7) Stocks (0.1) Industry 0.3 Mix / Other 0.3 Total $(0.2) $(0.3) SLIDE 6

AUTOMOTIVE SECTOR FIRST SIX MONTHS COST PERFORMANCE* Quality Mfg. Eng Overhead Net Product D&A Pension -0.3 0.4 0 -1 -0.1 -0.4 2005 Costs B / (W) 2004 (Bils.) Net Product Costs Quality Related Pension / OPEB Deprec. / Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange; excludes special items Total $(1.4) Bils. $(0.3) $0 $(1.0) $(0.4) $(0.1) $0.4 Includes Impact of Higher Commodity Prices Memo: Second Qtr. $(0.2) $0 $0 $(0.7) $0 $(0.2) SLIDE 7

AUTOMOTIVE SECTOR 2005 SECOND QUARTER PROFIT / (LOSS) BY SEGMENT* Memo: B / (W) 2004 $(342) $(1,295) $219 $38 $696 * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP Worldwide Other Automotive WW Americas Europe/PAG AP/Africa Other 2Q -245 -819 83 93 398 Americas $(245) $398 $(819) $83 Europe / P.A.G. Asia Pacific & Africa / Mazda $93 Pre-Tax Profit / (Loss) -- (Mils.) SLIDE 8

AUTOMOTIVE SECTOR -- NORTH AMERICA SECOND QUARTER KEY METRICS -- 2005 vs. 2004 2003 2004 Revenue 20.5 19.9 $19.9 $20.5 Revenue (Bils.) 2004 2005 Vehicle Unit Sales 919 837 862 919 Vehicle Unit Sales (000) 2004 2005 PBT 454 -907 $454 Pre-Tax Profits (Mils.)* Memo: U.S. Market Share 18.1% 16.7% * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP $(907) 2005 2004 2005 2004 2005 2004 SLIDE 9

AUTOMOTIVE SECTOR -- SOUTH AMERICA SECOND QUARTER KEY METRICS -- 2005 vs. 2004 2004 2005 0.7 1 $1.0 $0.7 Revenue (Bils.) 2004 2005 Vehicle Unit Sales 68 85 85 68 Vehicle Unit Sales (000) 2004 2005 PBT 15 71 Pre-Tax Profits (Mils.) Memo: Brazil Mkt. Share 11.1% 11.9% 2005 2004 2005 2004 2005 2004 2004 2005 0.7 0.9 2003 2004 East 22 88 $22 $88 SLIDE 10

AUTOMOTIVE SECTOR -- EUROPE SECOND QUARTER KEY METRICS -- 2005 vs. 2004 1st Qtr 2nd Qtr East 6.7 7.9 2005 2004 $7.9 $6.7 Revenue (Bils.) 2003 2004 455 454 2005 2004 454 455 Vehicle Unit Sales (000) 2004 2005 East 211 66 $211 2005 2004 Pre-Tax Profits (Mils.)* Memo: Market Share** 8.6% 8.5% * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP ** European market share for Ford Europe is based on estimated 2005 vehicle registrations for our 19 major markets $66 SLIDE 11

AUTOMOTIVE SECTOR -- P.A.G. SECOND QUARTER KEY METRICS -- 2005 vs. 2004 2nd Qtr 2nd Qtr East 6.9 7.9 2005 2004 $7.9 $6.9 Revenue (Bils.) 2004 2005 201 202 2005 2004 202 201 Vehicle Unit Sales (000) 2004 2005 East -347 17 $(347) 2005* 2004 Pre-Tax Profits (Mils.) $17 Memo: U.S. Mkt. Share 1.3% 1.1 % Eur. Mkt. Share** 2.4 2.2 * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP ** European market share for P.A.G. is based on estimated 2005 vehicle registrations for our 19 major markets SLIDE 12

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA / MAZDA SECOND QUARTER 2005 PRE-TAX PROFITS* Memo: B / (W) 2004 $38 $41 $(3) (Millions) Asia Pacific and Africa / Mazda Asia Pacific and Africa Mazda and Assoc. Operations AP and A/M AP & Af Mazda & 1Q 93 36 57 $93 $57 $36 * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP SLIDE 13

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA SECOND QUARTER KEY METRICS -- 2005 vs. 2004 2003 2004 Revenue 1.9 2 2005 2004 $2.0 $1.9 Revenue (Bils.) 2003 2004 Vehicle Unit Sales 108 115 2005 2004 115 108 Vehicle Unit Sales (000) 2002 2003 PBT 3 25 2005* 2004 Pre-Tax Profits (Mils.) 2004 2005 East -5 35 $36 $(5) Memo: Australia Mkt. Share 13.7% 13.1% * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP SLIDE 14

AUTOMOTIVE SECTOR 2005 SECOND QUARTER CASH* Second Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets June 30, 2005 $21.8 $21.8 March 31, 2005 / December 31, 2004 22.9 23.6 Change in Gross Cash $(1.1) $(1.8) Operating-Related Cash Flows Automotive Pre-Tax Profits** $(0.2) $ 0.3 Capital Spending (1.9) (3.3) Depreciation and Amortization 1.7 3.5 Changes in Receivables, Inventory, and Trade Payables (0.7) (0.2) Other -- Primarily Expense and Payment Timing Differences 0.9 0.3 Total Automotive Operating-Related Cash Flows $(0.2) $ 0.6 Other Changes in Cash Pension / Long-Term VEBA Contributions $(1.1) $(2.5) Tax Refunds 0.3 0.3 Capital Transactions w / Financial Services Sector 0.7 1.1 Divestitures and Acquisitions (0.7) (0.7) Dividends to Shareholders (0.2) (0.4) All Other 0.1 (0.2) Total Change in Gross Cash $(1.1) $(1.8) * See Appendix (pages 13 and 14) for reconciliation to GAAP ** Excludes special items; see Slide 3 and Appendix (pages 3 and 4) for reconciliation to GAAP First Six Months (Bils.) SLIDE 15

FINANCIAL SERVICES SECTOR 2005 SECOND QUARTER PROFIT / (LOSS) BY SEGMENT Memo: B / (W) 2004 $(231) $(229) $9 $(11) Total Credit Hertz Other 1297 1162 153 -18 Pre-Tax Profit / (Loss) -- (Mils.) $1,297 Total Hertz Ford Credit Other $1,162 $153 $(18) SLIDE 16

FINANCIAL SERVICES SECTOR 2005 FORD CREDIT PRE-TAX PROFIT COMPARED WITH 2004 Credit Loss Second Quarter (Bils.) Financing Margin Lease Residual Volume 2005 Other 2004 2004 2005 Volume Financing Credit Lease Other East 1.4 1.2 -0.1 -0.2 0.2 0 -0.1 $1.2 $1.4 $(0.2) $(0.1) $0 $0.2 ROE 29.5% 26.1% $(0.2) $(0.1) SLIDE 17

AUTOMOTIVE SECTOR 2005 PRODUCTION VOLUMES North America 905 (46) 730 (17) Europe 465 (19) 370 (10) P.A.G. 193 (2) 160 11 Units (000) B / (W) 2004 (000) Second Quarter Actual Units (000) B / (W) 2004 (000) Third Quarter Forecast SLIDE 18

AUTOMOTIVE SECTOR 2005 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. (Mils.) 17.2 17.3 17.3 -- Europe (Mils.) 17.3 17.4 17.2 Operational Metrics Quality Improve in all regions Flat Flat Market Share Improve in all regions Down Mixed Automotive Cost Performance (Bils.)* Hold costs flat $(1.4) Worse Capital Spending (Bils.) $7 billion or lower $ 3.3 On Track Operating- Related Cash Flow (Bils.)** $1.2 - $1.5 billion positive $ 0.6 positive Breakeven * At constant volume, mix, and exchange; excludes special items ** Calculated using method set forth on Slide 15 Base First Six Months Full Year Outlook 2005 Milestone SLIDE 19

TOTAL COMPANY 2005 FINANCIAL MILESTONES* Americas North America $1.4 - $1.7 Worse South America 0.1 - 0.2 Better Europe / P.A.G. Europe 0.1 - 0.2 Low End P.A.G. 0.3 - 0.6 Low End Asia Pacific and Africa / Mazda 0.1 - 0.2 Better Total Automotive $1.5 - $2.0 Worse Financial Services 3.5 - 3.7 Better Total Company $5.0 - $5.7 Worse Milestones (Bils.) Full Year Outlook * Excludes special items; see Appendix (page 2) for present estimate of anticipated full-year 2005 special items FULL YEAR EPS GUIDANCE: UNCHANGED AT $1.00 - $1.25* SLIDE 20

APPENDIX

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $ 946 $ 936 Impact on Income from assumed conversion of convertible preferred securities 54 54 Income for diluted EPS $1,000 $ 990 Denominator Average shares outstanding 1,842 1,842 Net issuable shares, primarily stock options 5 5 Convertible preferred securities 282 282 Average shares for diluted EPS 2,129 2,129 Diluted EPS $ 0.47 $ 0.47 Appendix 1 of 14 Cont. Ops. -- Excl. Special Items (Mils.) Second Quarter 2005

TOTAL COMPANY 2005 FULL YEAR -- SPECIAL ITEMS AND DISCONTINUED OPERATIONS Special Items Visteon-Related Charges $(0.21) - $(0.30) $(450) - $(650) $(500) - $(700) Personnel Reduction Programs North America** (0.02) (41) (63) P.A.G. (0.03) (72) (110) Further Personnel Reduction Programs (TBD ) (TBD ) (TBD ) Fuel Cell Technology Charges (0.05) (116) (116) Non-Core Businesses Held for Sale (0.01) (29) (45) Tax Adjustments*** 0.18 384 85 Total Special Items $(0.14) - $(TBD ) $(324) - $(TBD ) $(749) - $(TBD ) Discontinued Operation 0.02 38 Effect of Special Items and Discontinued Operations $(0.12) - $(TBD) $(286) - $(TBD ) * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 1) for calculation ** 5% Salaried Reduction Program was announced recently and the costs have not yet been estimated *** Primarily reflects prior year federal and state tax settlements Appendix 2 of 14 Memo: Pre-Tax Profit (Mils.) Full Year Earnings Per Share* After-Tax Profit (Mils.)

TOTAL COMPANY 2004 - 2005 SECOND QUARTER PRE-TAX RESULTS* North America $ 334 $(1,214) $(120)** $(307) $ 454 $ (907) South America 22 88 0 0 22 88 Total Americas $ 356 $(1,126) $(120) $(307) $ 476 $ (819) Europe $ 191 $ 66 $ (20)*** $ 0 $ 211 $ 66 P.A.G. (347) (16) 0 (33)*** (347) 17 Total Europe / P.A.G. $ (156) $ 50 $ (20) $ (33) $ (136) $ 83 Asia Pacific and Africa $ (5) $ 50 $ 0 $ 14 $ (5) $ 36 Mazda & Assoc. Operations 60 57 0 0 60 57 Total AP and Africa / Mazda $ 55 $ 107 $ 0 $ 14 $ 55 $ 93 Other Automotive (298) 398 0 0 (298) 398 Total Automotive $ (43) $ (571) $(140) $(326) $ 97 $ (245) Financial Services 1,528 1,297 0 0 1,528 1,297 Total Company $1,485 $ 726 $(140) $(326) $1,625 $1,052 * From continuing operations ** Fuel Cell Technology Charge *** Improvement Plans 2004 (Mils.) 2005 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2004 (Mils.) 2005 (Mils.) 2004 (Mils.) 2005 (Mils.) Appendix 3 of 14

AUTOMOTIVE SECTOR SECOND QUARTER AUTOMOTIVE SUMMARY Appendix 5 of 14 * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP North America 919 862 $20,500 $19,932 $ 454 $(907) South America 68 85 665 1,042 22 88 Total Americas 987 947 $21,165 $20,974 $ 476 $(819) Europe 455 454 $ 6,735 $ 7,892 $ 211 $ 66 P.A.G. 201 202 6,884 7,879 (347) 17 Total Europe / P.A.G. 656 656 $13,619 $15,771 $(136) $ 83 Asia Pacific and Africa 108 115 $ 1,877 $ 1,940 $ (5) $ 36 Mazda and Assoc. Operations -- -- -- -- 60 57 Total AP and Africa / Mazda 108 115 $ 1,877 $ 1,940 $ 55 $ 93 Other Automotive -- -- -- -- (298) 398 Total Automotive 1,751 1,718 $36,661 $38,685 $ 97 $(245) 2004 (000) 2005 (000) Vehicle Unit Sales Revenue Pre-Tax Profits* 2004 (Mils.) 2005 (Mils.) 2004 (Mils.) 2005 (Mils.)

AUTOMOTIVE SECTOR SECOND QUARTER AUTOMOTIVE SUMMARY Appendix 5 of 14 * Excludes special items; see Slide 3 and Appendix (page 3) for reconciliation to GAAP North America 919 862 $20,500 $19,932 $ 454 $(907) South America 68 85 665 1,042 22 88 Total Americas 987 947 $21,165 $20,974 $ 476 $(819) Europe 455 454 $ 6,735 $ 7,892 $ 211 $ 66 P.A.G. 201 202 6,884 7,879 (347) 17 Total Europe / P.A.G. 656 656 $13,619 $15,771 $(136) $ 83 Asia Pacific and Africa 108 115 $ 1,877 $ 1,940 $ (5) $ 36 Mazda and Assoc. Operations -- -- -- -- 60 57 Total AP and Africa / Mazda 108 115 $ 1,877 $ 1,940 $ 55 $ 93 Other Automotive -- -- -- -- (298) 398 Total Automotive 1,751 1,718 $36,661 $38,685 $ 97 $(245) 2004 (000) 2005 (000) Vehicle Unit Sales Revenue Pre-Tax Profits* 2004 (Mils.) 2005 (Mils.) 2004 (Mils.) 2005 (Mils.)

AUTOMOTIVE SECTOR 2005 SECOND QUARTER MARKET RESULTS U.S. Industry SAAR (Mils.) 17.7 0.8 Market Share (Pct.) - Ford and Lincoln Mercury 16.7% (1.4) Pts. - Premier Automotive Group 1.1 (0.2) Total U.S. Market Share 17.8% (1.6) Pts. Europe Industry SAAR (Mils.) 17.4 (0.2) Market Share (Pct.)* - Ford 8.5% (0.1) Pts. - Premier Automotive Group 2.2 (0.2) Total Europe Market Share 10.7% (0.3) Pts. Other Regions Ford Brand Market Share (Pct.) - Brazil 11.9% 0.8 Pts. - Australia 13.1 (0.6) * European market share for Ford Europe and P.A.G. is based on estimated 2005 vehicle registrations for our 19 major markets Second Quarter B / (W) 2004 Appendix 6 of 14

AUTOMOTIVE SECTOR RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES* Automotive Sales 2005 $19,932 $23,123 $7,892 $17,383 2004 20,500 22,307 6,735 14,802 2005 B / (W) $ (568) $ 816 $1,157 $ 2,581 Than 2004 Explanation of Change (Pct.) Mix, Exchange, Other 3.5% 18.1 % Net Pricing 0.2 ** (0.7) Total 3.7% 17.4 % North America (Mils.) (Per Unit) Second Quarter Europe (Per Unit) (Mils.) Appendix 7 of 14 * Includes effect of FIN46 ** Represents net pricing for U.S. market

AUTOMOTIVE SECTOR COSTS AND EXPENSES Total Cost and Expenses $36,456 $39,789 $ (3,333) Select Cost Items Included Above: Depreciation $ 807 $ 814 $ (7) Amortization 799 904 (105) Post-Retirement Expense 800 1,060 (260) 2004 (Mils.) 2005 (Mils.) 2005 B / (W) 2004 (Mils.) Second Quarter Appendix 8 of 14

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS -- SECOND QUARTER Receivables (Bils.) On-Balance Sheet $126 $121 Securitized Off-Balance Sheet 43 39 Managed $169 $160 Charge-Offs (Mils.) On-Balance Sheet $291 $137 Managed 368 169 Loss-to-Receivables Ratio On-Balance Sheet 0.91% 0.44% Managed - U.S. Retail and Lease 1.12 0.62 - Worldwide Total 0.85 0.41 Allow. for Credit Losses Worldwide Amount (Bils.) $2.6 $1.9 Pct. of EOP Receivables 2.02% 1.55% Leverage (To 1) Financial Statement 11.4 11.6 Managed 12.7 12.8 Dividend (Bils.) $0.9 $1.0 ** 2004 2005 Key Metrics* Net Income (Mils.) $897 $740 ROE 29.5% 26.1% 2003 2004 East 1391 1061 4Q 594 839 Pre-Tax Profits (Mils.) 2nd Qtr. 2004 2nd Qtr. 2005 $1,391 $1,162 Second Quarter * See Appendix (pages 10-12) for calculation, definitions and reconciliation to GAAP ** Includes $0.3 billion related to proceeds from sale of Triad $(229) Appendix 9 of 14

FINANCIAL SERVICES SECTOR FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Credit's balance sheet plus charge-offs associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization - finance receivables (retail and wholesale) and investments in operating leases reported on Ford Credit's balance sheet include assets transferred in securitizations that do not qualify for accounting sale treatment. These assets have been legally transferred to Ford Credit sponsored special purpose entities and are available only to pay the obligations of the special purpose entities and are not available to pay the other obligations of Ford Credit or the claims of Ford Credit's other creditors. Debt reported on Ford Credit's balance sheet includes debt issued by these special purpose entities to securitization investors which is payable out of collections on the assets supporting the securitizations and is not the legal obligation of Ford Credit or its other subsidiaries. Appendix 10 of 14

FINANCIAL SERVICES SECTOR FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = Average Receivables Loss-to-Receivables Ratio Appendix 11 of 14

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $138.3 $128.9 Total Securitized Receivables Outstanding 45.8 ** 39.2 Retained Interest in Securitized Receivables (16.4) *** (5.3) Adjustments for Cash and Cash Equivalents (8.8) (18.5) Adjustments for SFAS 133 (3.2) (2.6) Adjusted Debt $155.7 $141.7 Total Stockholder's Equity (incl. minority interest) $ 12.1 $ 11.1 Adjustments for SFAS 133 0.1 0.0 Adjusted Equity $ 12.2 $ 11.1 Managed Leverage to 1**** 12.7 12.8 Financial Statement Leverage = Total Debt / Equity 11.4 11.6 * Includes $9.9 billion and $23.2 billion in 2004 and 2005 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only, including securitized funding from discontinued operations *** Includes retained interest in securitized receivables from discontinued operations **** Adjusted Debt / Adjusted Equity June 30, 2005 (Bils.) Leverage Calculation Appendix 12 of 14 June 30, 2004 (Bils.)

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $10.1 $10.8 $ 0.7 $ 7.1 Marketable Securities 8.3 7.6 (0.7) 10.4 Loaned Securities 1.1 0.8 (0.3) 5.3 Total Cash / Market. Securities $19.5 $19.2 $(0.3) $22.8 Short-Term VEBA 4.1 2.6 (1.5) 4.0 Gross Cash $23.6 $21.8 $(1.8) $26.8 June 30, 2005 B / (W) Dec. 31, 2004 (Bils.) June 30, 2005 (Bils.) Dec. 31, 2004 (Bils.) Appendix 13 of 14 Memo: June 30, 2004 (Bils.)